FIRST AMENDMENT TO
MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

THIS FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of March 12, 2026, by and among MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (“Administrative Agent”), MORGAN STANLEY BANK, N.A. (“Buyer”), FCR MS SELLER LLC (“Seller”), and FORTRESS CREDIT REALTY INCOME TRUST (“Guarantor”) amends that certain Master Repurchase and Securities Contract Agreement dated as of July 24, 2025, by and among Administrative Agent, Buyer, and Seller (as the same may be further amended, restated, supplemented, and/or modified from time to time, the “Repurchase Agreement”), and the other Transaction Documents as provided herein.

RECITALS

WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement and the other Transaction Documents as provided herein;

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

1.
Amendment to Repurchase Agreement.
(a)
The following definition in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“Facility Amount” shall mean Five Hundred Million and No/100 Dollars ($500,000,000).

2.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.
3.
Ratification and Authority.
(a)
Seller hereby represents and warrants that (i) Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby and the other Transaction Documents, (ii) Seller has by proper action duly authorized the execution and delivery of this Amendment, and (iii) this Amendment has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(b)
Seller hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its representations, warranties, covenants, and obligations under the Repurchase Agreement and each of the other Transaction Documents, (ii) acknowledges and agrees that such representations, warranties, covenants, and obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms of the Repurchase Agreement as amended hereby and the other Transaction Documents, in each case, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and (iii) represents, warrants and covenants that no Default, Event of Default, or Margin Deficit exists or will result following the effectiveness of this Amendment and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents.
(c)
Guarantor, by its signature below, hereby (i) unconditionally approves and consents to the execution by Seller of this Amendment and the modifications to the Transaction Documents effected hereby, (ii) unconditionally ratifies, confirms, renews and reaffirms all of its representations, warranties, covenants, and obligations under the Guaranty, (iii) acknowledges and agrees that its representations, warranties, covenants, and obligations under the Guaranty, remain in full force and effect, binding on and enforceable against it in accordance with its terms subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and (iv) represents, warrants and covenants that it is not in default under the Guaranty and no default will result following the effectiveness of this Amendment and there are no defenses, offsets or counterclaims against its obligations under the Guaranty. Guarantor hereby represents and warrants that it has the power and authority to enter into this Amendment and has by proper action duly authorized the execution and delivery of this Amendment by Guarantor.
4.
Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement, the Guaranty and the other Transaction Documents remain in full force and effect in accordance with their respective terms.
5.
References to Transaction Documents. All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.
6.
Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
7.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

Administrative Agent:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
a New York limited liability company

By: /s/ William P. Bowman_____________
Name: William P. Bowman
Title: Authorized Signatory

Buyer:

MORGAN STANLEY BANK, N.A.,
a national banking association

By: /s/ Evan Hershy___________________
Name: Evan Hershy
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page – First Amendment to MRA (MS/Fortress)]

Seller:

FCR MS SELLER LLC,
a Delaware limited liability company

By: /s/ Avraham Dreyfuss_______________
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Guarantor:

FORTRESS CREDIT REALTY INCOME TRUST,
a Maryland statutory trust

By: /s/ Avraham Dreyfuss_______________
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[End of signatures]

[Signature Page – First Amendment to MRA (MS/Fortress)]